UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Liberty Street Horizon Fund
(Class A: LSHAX)
(Class C: LSHCX)
(Institutional Class: LSHUX)

ANNUAL REPORT
April 30, 2013

Liberty Street Horizon Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the Liberty Street Horizon Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund's investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small and medium sized company risk, interest rate risk, high yield/lower rated (junk) bonds and foreign/emerging markets securities risk and depositary receipts risk. The Fund may, also, purchase IPOs to increase its exposure to certain securities. Distressed securities involve considerable risk and are more likely to become worthless than securities of more financially stable companies. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. One cannot invest directly in an index.

www.libertystreetfunds.com

Dear Fellow Shareholders:

We are pleased to present the Liberty Street Horizon Fund’s Annual Report for the period ending April 30th, 2013.  The Liberty Street Horizon Fund (“the Fund”) had gains in the no load, Institutional Class of 28.03% for the fiscal period ending April 30th 2013.  This can be compared with total returns, including dividends and capital gains reinvested, of +16.89% for the Standard and Poor’s 500 Index (“S&P 500”) over the same time period.  The Fund’s most recent performance for the calendar year 2013 as of April 30th was 20.08% vs. 12.74% for the S&P 500.

For the Fund's fiscal year, as noted above, it returned significantly more than the broader stock market.  While we are certainly pleased with the Fund’s recent results, perhaps because of the strong performance, many have asked us whether the process has changed or whether there is any room left for continued outperformance.  As to the first question, there have been no substantive changes in the Fund’s investment approach during the past year.  As to whether, as it is asked, the Fund should ‘take some chips off the table,’ this is very much the same question as is sometimes directed toward an individual holding that has risen substantially.  One response is common to both questions: if a security we hold was sufficiently undervalued to begin with, a rise of say 50% does not necessarily mean that it has become overvalued or even yet fairly valued.  To understand that, though, one must have some qualitative familiarity of the company itself and, quantitatively, with what the share price represents relative to earnings and assets.  Familiarity with the behavior of the share price alone is insufficient, much as we’d like it to be sufficient.

There is an additional response, and it addresses valuation metrics.  One can look at a variety of metrics or multiples to evaluate whether a company is undervalued, fairly priced or even overvalued.  However there is an alternative metric by which to measure the progress of a portfolio over a preceding 12 months.  This metric is to measure peoples’ or, rather, owner-operators’ actions, not sales momentum, Enterprise Value / EBITDA ratios, or other standardized financial performance benchmarks.  We believe there is qualitatively predictive information in this unconventional metric.  These actions are the result of capital allocation decisions by business people who have their own capital at risk.  These individuals don’t necessarily share the same industry sector or financial market expertise.  They might differ drastically with regard to political philosophies, assessments of the future direction of interest rates, the safety of the U.S. dollar, or virtually any other topic.

There is no reason to assume they share any concordance of opinion about anything except this: we suggest that it may be safely presumed that their primary goal with respect to their personal capital in the companies they control is to obtain what they believe to be an acceptable return on that capital for an acceptable level of risk.  If one believes that such individuals have demonstrated the ability to achieve a comparatively high return on their capital over time, one could also believe that such individuals would endeavor to do the same going forward.  Following is a review of this past year’s capital allocation activity of several of the Fund’s larger holdings.

AutoNation Inc. (NYSE: AN) repurchased 10.3% of its shares this past year as of October 23rd, 2012.  Moreover, Eddie Lampert controlled (through his firm ESL Investments, Inc.) 69.3 million shares as of November, 56% of the total, an increase of 3% from March 15th 2012, the date of the last proxy statement.  Since Mr. Lampert associated himself with AutoNation in the year 2000, the company has repurchased 65% of its shares, averaging repurchases of 8.4% per year.  This is most unusual in scale and duration.  One implication of this program is that merely by the fact of automobile sales returning to a more normalized historical level, the per share results for AutoNation should be multiples of its historical norm, all else equal.  As of April 30th, 2013 AN represented 3.55% of the Fund’s portfolio.

Howard Hughes Corp (NYSE: HHC) is another indication of the degree to which management values its own equity.  HHC retired over 6 million long term stock warrants that had been held by Blackstone Real Estate Partners, Fairholme Funds, and Brookfield Asset Management this past November and December.  Warrants give the holder the right but not the obligation to buy an underlying security at a certain price (i.e. exercise price), quantity and future time.  These transactions reduced the company’s outstanding shares by 9%, which had the effect of increasing per share assets and earnings by 10%. The Blackstone and Fairholme warrants were exercisable at $50 and did not expire until 2017.  HHC’s share price in November and December was roughly $72, or about $22 above the warrant’s exercise price. The company paid about $30 to take back the warrants in order to further limit shares held by outside investors.

More starkly, as a condition of their acceptance of the offices of CEO and President in late 2010, David Weinreb and Grant Herlitz entered into agreements to purchase seven year warrants for $19 million, with an exercise price of $42.23, which was the trading price of the stock at the time.  Further, the warrants were designed to be illiquid, being neither exercisable, nor sellable, nor hedgable for five years.  Essentially, if the stock were no higher after five years, they would lose $19 million, and would not earn a return on these warrants unless the share prices would rise above $49.  The CFO, Andrew Richardson, was hired somewhat later, purchasing about $2 million of warrants on the same terms but exercisable at $54.50.  In the collective history of market knowledge of the analysts at Horizon Asset Management (“Horizon”), the Fund’s sub-advisor, there has never been a ‘deficit’ sign-on bonus like this – where one has to pay a king’s ransom in order to take a job.  As of April 30th, 2013, HHC represented 9.81% of the Fund’s portfolio.

Jarden Corp (NYSE: JAH) conducted a Dutch tender auction for its shares in September 2012, an offer to purchase some or all of shareholders' shares in a corporation.  Including other share repurchases during the course of 2012, Jarden expended over $530 million, reducing its outstanding shares as of September by 12.6% compared to the prior year.  It also eliminated its dividend.  As a capital allocation decision, co-founders Martin Franklin and Ian Ashken, who own over $200 million of the shares and have effectively increased their ownership from 4.9% to 5.8% during the past year, appear to prefer that their business acquire more of its own equity than to pay out the earnings. As of April 30th, 2013, JAH represented 4.69% of the Fund’s portfolio.

Leucadia National ( NYSE: LUK) announced in November 2012 its acquisition of 71% of Jeffries Group, the investment banking / asset management company that it didn’t already own.  This is an interesting combination.  Leucadia National’s co-founders, Joseph Steinberg and Ian Cumming, are highly respected for the near 20% annualized compounding of per share book value over the course of their company’s 30 plus year history.  They own 18% of the Leucadia shares, or about $1 billion worth.  The Jeffries CEO, Richard Handler, controlled 5% of Jeffries, currently worth somewhat under $200 million.  When the transaction closed, Jeffries became Leucadia’s largest business unit.  Mr. Handler has become the CEO of Leucadia, with Mr. Steinberg assuming the role of Chairman, and Mr. Cumming retiring from those positions, although he remains a director.  Coincident with the announcement, Leucadia approved the repurchase of up to 10% of its shares.

Despite its occupation, so to speak, near the vortex of the 2008/2009 financial markets crisis, since 2003 Jeffries has actually managed to provide an annualized financial return to shareholders – increase in per share book value plus dividends - of over 12%.  Leucadia trades below book value (actual and pro-forma), has a cash rich balance sheet, and substantial tax assets.  As of April 30th, 2013 LUK represented 5.89% of the Fund’s portfolio.

The above companies represent a sampling of the types of investments the Fund continues to deploy its capital amongst and has benefited shareholders over the preceding 12 months.  So what were other investors doing over the last year?  Interest rates are about as important as any single factor can be in the financial markets.  It is the basic, raw cost of money, against which all else is priced.  And today Horizon believes we are in the Interest Rate Crisis era, because one cannot receive an adequate return on savings or safety capital.  Recently, the U.S. Bond market yielded 1.5% for an average 6.4 year maturity (Barclays U.S. Aggregate Bond Index).  That is a largely taxable yield.  It is a negative real return when adjusted for inflation.

As to the direction of interest rates, Horizon can say one thing with certainty: they don’t know in which direction they will go, or when.  Horizon has its ideas, but it doesn’t know.  En masse, though, the general investing public seems to have made a prediction – rates are not rising by much, very soon.  This is what people did in 2012 (and for the 4 years prior): they fled, ran, leapt, dove into bond funds, and out of actively managed funds into indexed funds:

	Net New Cash Flows (through Nov.)
($ billions)	2012	2011
Mutual Funds
Stock Mutual Funds	$(122.5)	$(98.7)
Money Market Funds	(76.8)	(162.4)
Taxable Bond Funds	243.6	130.9
Municipal Bond Funds	52.7	(16.4)

Exchange-Traded Funds (ETFs)*	152.8	99.1

*For All ETFs; greater than 80% of which, by assets, are equity ETFs
Source: www.ICI.org

Based on the volumes of assets gathered by intermediate-term bond funds versus long maturity funds, relatively fewer investors are so certain about interest rates over the next 20-30 years; however, a great many seem to have confidence worthy of a 5-10 year wager.  It’s a fairly big wager in Horizon’s opinion.  To paraphrase the recent movie title -- “There Might Be Blood.”

One could elect to make a better composite wager by assigning that capital to better capital allocators: the owner-operators.  One would have exposure to operating businesses, gold mines, real estate, and all manner of other assets.  Unfortunately for the fixed income performance chasers, that exposure would be via equity investments; it’s not a savings or fixed income allocation.

So within our Fund we rely on the experience and wisdom of the Fund’s sub advisor, Horizon Asset Management.  In a sense, the principals of Horizon are owner operators.  They maintain a sizable and very liquid balance sheet ranging from short term cash / working capital to long term equity investments.  They invest their capital because they also do not want to accept a negative real return on their funds and hope to receive an adequate yield, but do not wish to take the interest rate risk (or opportunity cost) of, say a 5-year Treasury for the privilege of an anticipated 0.8% yield.  Therefore they will continue to allocate capital amongst investments in which they believe one has the potential to earn a sufficient level of return on their capital.

We believe the Fund is well positioned to capitalize on specific opportunities that are presented within the equity markets, and are hopeful that shareholders will be rewarded for their patience over the coming years. We appreciate your continued confidence in the Fund.

LIBERTY STREET ADVISORS, INC.

Liberty Street Horizon Fund
FUND PERFORMANCE at April 30, 2013

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Shares, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies.

The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not possible to invest in an index.

Average Annual Total Returns as of April 30, 2013
	One Year	Three Years*	Five Years*	Since Inception* (Annualized)
Unadjusted for sales charges or CDSC
Liberty Street Horizon Fund – A Shares	27.77%	13.00%	-0.06%	-1.06%
Liberty Street Horizon Fund – C Shares	27.16%	12.41%	-0.56%	-1.68%
Adjusted for maximum sales charge or CDSC
Liberty Street Horizon Fund – A Shares	21.78%	11.16%	-1.03%	-1.86%
Liberty Street Horizon Fund – C Shares	26.41%	12.41%	-0.56%	-1.68%
Liberty Street Horizon Fund – Institutional Shares	28.03%	13.30%	0.15%	-2.22%
S&P 500® Index	16.89%	12.80%	5.21%	3.11%
*	A Shares, C Shares, and Institutional Shares commenced operations on 5/4/07, 5/24/07, and 7/11/07, respectively.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent monthend performance may be obtained by calling 1-800-207-7108.

Gross and net expense ratios for Class A shares are 1.86% and 1.50% respectively, for the Class C shares are 2.36% and 2.00% respectively, and for the Institutional Shares are 1.61% and 1.25% respectively, which are the amounts stated in the prospectus dated August 31, 2012.  The Advisor has contractually agreed to waive its fees and/or absorb expenses through August 31, 2013. Absent such waivers, the Fund’s returns would have been lower. Total returns adjusted for the maximum sales charge or Contingent Deferred Sales Charge (CDSC) reflect payment of the maximum sales charge of 4.75% for Class A shares and the CDSC of 0.75% for Class C shares if redeemed within 12 months of purchase. The total returns of individual share classes will differ due to varying sales charges and expenses between the classes.  The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future.  Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2013

Number of Shares		Value

	CLOSED-END FUNDS – 0.0%
	GROWTH – 0.0%
400	JZ Capital Partners Ltd.	$3,181
	TOTAL CLOSED-END FUNDS (Cost $2,281)	3,181

	COMMON STOCKS – 94.9%
	BASIC MATERIALS – 1.5%
	CHEMICALS-SPECIALTY – 0.1%
5,400	Valhi, Inc.	88,236

	GOLD MINING – 1.0%
12,800	Franco-Nevada Corp.	557,229

	METAL-DIVERSIFIED – 0.1%
10,000	Glencore International PLC	49,231

	PRECIOUS METALS – 0.3%
66,880	McEwen Mining, Inc.*	155,831
		850,527

	COMMUNICATIONS – 20.9%
	BROADCAST SERVICES/PROGRAMS – 16.3%
1,200	AMC Networks, Inc. - Class A*	75,612
24,000	CBS Corp. - Class B	1,098,720
400	Discovery Communications, Inc. - Class A*	31,528
7,200	Grupo Televisa S.A.B. - ADR1	182,304
30,000	Liberty Interactive Corp. - Class A*	638,700
40,000	Liberty Media Corp. - Liberty Capital - Class A*	4,595,200
40,000	Starz - Liberty Capital*	935,200
30,000	Viacom, Inc. - Class B	1,919,700
		9,476,964

	E-COMMERCE/SERVICE – 2.1%
23,000	IAC/InterActiveCorp	1,082,610
2,100	Liberty Ventures*	154,287
		1,236,897

	SATELLITE TELECOM – 2.4%
16,800	DISH Network Corp. - Class A	658,392
15,700	EchoStar Corp. - Class A*	616,539
1,600	Loral Space & Communications, Inc.	98,432
		1,373,363

	WEB PORTALS/ISP – 0.1%
100	Google, Inc. - Class A*	82,457
		12,169,681

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL – 22.1%
	BUILDING-RESIDENTIAL/COMMERCIAL – 0.4%
9,000	Brookfield Residential Properties, Inc.*, 1	$215,010
200	Lennar Corp. - Class A	8,244
		223,254

	CASINO HOTEL – 2.9%
10,000	Las Vegas Sands Corp.	562,500
8,000	Wynn Resorts Ltd.	1,098,400
		1,660,900

	DISTRIBUTION/WHOLESALE – 0.1%
400	Watsco, Inc.	33,752

	HOLDING COMPANY – 7.9%
61,395	Icahn Enterprises LP	4,575,155

	MOTION PICTURES & SERVICES – 1.1%
33,700	DreamWorks Animation SKG, Inc. - Class A*	649,736

	PROFESSIONAL SPORTS – 0.0%
200	Madison Square Garden Co. - Class A*	12,054

	RETAIL-APPAREL/SHOES – 0.6%
7,200	Limited Brands, Inc.	362,952

	RETAIL-AUTOMOBILES – 3.7%
48,000	AutoNation, Inc.*	2,184,480

	RETAIL-BUILDING PRODUCTS – 0.0%
3,959	Orchard Supply Hardware Stores Corp. - Class A*	7,839

	RETAIL-CONVENIENCE STORES – 0.0%
100	Susser Holdings Corp.*	5,317

	RETAIL-MAJOR DEPTARTMENT STORES – 5.0%
3,200	J.C. Penney Co., Inc.	52,544
19,701	Sears Canada, Inc.	182,833
42,000	Sears Holdings Corp.*	2,156,280
11,600	Sears Hometown and Outlet Stores, Inc.*	517,476
		2,909,133

	RETAIL-RESTAURANTS – 0.4%
1,700	Burger King Worldwide, Inc.	30,668
34,200	Wendy's Co.	194,598
		225,266
		12,849,838

	CONSUMER, NON-CYCLICAL – 5.6%
	AUCTION HOUSE/ART DEALER – 0.0%
475	Sotheby's	16,853

	BEVERAGES-WINE/SPIRITS – 0.2%
300	Brown-Forman Corp. - Class A	21,111

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
	BEVERAGES-WINE/SPIRITS (Continued)
11,600	Crimson Wine Group Ltd. *	$104,516
		125,627

	CONSUMER PRODUCTS-MISCELLANEOUS – 5.3%
60,000	Jarden Corp.*	2,700,600
12,797	Prestige Brands Holdings, Inc.*	344,879
		3,045,479

	MEDICAL-DRUGS – 0.0%
2,000	Opko Health, Inc.*	13,320

	PROTECTION-SAFETY – 0.0%
200	Ascent Capital Group, Inc. - Class A*	13,298

	TOBACCO – 0.1%
200	Philip Morris International, Inc.	19,118
		3,233,695

	DIVERSIFIED – 9.8%
	HOLDING COMPANY – 9.8%
110,000	Jardine Strategic Holdings Ltd. - ADR1	2,147,200
116,000	Leucadia National Corp.	3,583,240
		5,730,440

	ENERGY – 5.5%
	OIL COMPANIES-EXPLORATION & PRODUCTION – 0.6%
2,400	Continental Resources, Inc.*	191,808
600	Paramount Resources Ltd. - Class A*	21,469
7,200	Penn West Petroleum Ltd.1	66,456
800	Tourmaline Oil Corp.*	31,738
600	WPX Energy, Inc.*	9,378
		320,849

	OIL COMPANIES-INTEGRATED – 1.2%
18,000	Imperial Oil Ltd.1	717,660

	OIL-U.S. ROYALTY TRUSTS – 3.7%
30,100	Texas Pacific Land Trust	2,156,063
		3,194,572

	FINANCIAL – 27.2%
	CENTRAL BANKS – 0.6%
500	Bank of Japan*	361,594

	COMMERCIAL BANKS-CENTRAL U.S. – 1.4%
12,534	BOK Financial Corp.	783,250

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
	HOLDING COMPANY – 0.0%
100	Berkshire Hathaway, Inc. - Class B*	$10,632

	INVESTMENT COMPANIES – 0.6%
1,600	Oaktree Capital Group LLC	83,072
234,000	Urbana Corp. - Class A*	278,710
		361,782

	INVESTMENT MANAGEMENT/ADVISORY SERVICES – 8.2%
50,791	Brookfield Asset Management, Inc. - Class A1	1,960,025
9,000	Dundee Corp. - Class A*, 1	335,034
200	Gluskin Sheff + Associates, Inc.	3,533
6,400	Onex Corp.1	316,384
270,000	Value Partners Group Ltd.	165,266
10,419	Virtus Investment Partners, Inc.*	1,990,029
		4,770,271

	PRIVATE EQUITY – 0.0%
100	KKR & Co. LP	2,100

	REAL ESTATE OPERATIONS/DEVELOPMENTS – 12.2%
2,915	Brookfield Property Partners LP*, 1	64,363
78,800	Forest City Enterprises, Inc. - Class A*	1,471,196
59,000	Howard Hughes Corp.*	5,568,420
		7,103,979

	REITS-DIVERSIFIED – 0.3%
2,000	Vornado Realty Trust	175,120

	REITS-MANUFACTURED HOMES – 0.5%
3,600	Equity Lifestyle Properties, Inc.	292,500

	REITS-REGIONAL MALLS – 0.9%
1,600	General Growth Properties, Inc.	36,352
27,000	Rouse Properties, Inc.	511,650
		548,002

	REITS-SHOPPING CENTERS – 2.5%
6,800	Calloway Real Estate Investment Trust	203,899
216,000	Link REIT	1,223,319
		1,427,218
		15,836,448

	INDUSTRIAL – 2.3%
	AIRPORT DEVELOPMENT/MAINTENANCE – 2.1%
1,758,000	Beijing Capital International Airport Co., Ltd. - Class H	1,218,788

	DIVERSIFIED MANUFACTURING – 0.2%
2,800	Colfax Corp.*	130,676

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
	DIVERSIFIED MANUFACTURING (Continued)
100	Danaher Corp.	$6,094
		136,770
		1,355,558

	TOTAL COMMON STOCKS (Cost $40,338,499)	55,220,759

	EXCHANGE-TRADED FUNDS – 0.3%
	GAMING & ENTERTAINMENT – 0.3%
4,000	Market Vectors Gaming ETF	168,836

	GROWTH & INCOME – 0.0%
200	PowerShares Buyback Achievers Portfolio	6,926

	TOTAL EXCHANGE-TRADED FUNDS (Cost $91,588)	175,762

	PREFERRED STOCKS – 0.0%
	CONSUMER, CYCLICAL – 0.0%
	RETAIL-BUILDING PRODUCTS – 0.0%
3,959	Orchard Supply Hardware Stores Corp.	3,167

	TOTAL PREFERRED STOCKS (Cost $—)	3,167

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 4.7%
$2,755,637	UMB Money Market Fiduciary, 0.01%2	2,755,637

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,755,637)	2,755,637

	TOTAL INVESTMENTS – 99.9% (Cost $43,188,005)	58,158,506
	Other Assets in Excess of Liabilities – 0.1%	43,167

	TOTAL NET ASSETS – 100.0%	$58,201,673

ADR – American Depository Receipt
ETF – Exchange Traded Fund
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
SUMMARY OF INVESTMENTS
As of April 30, 2013

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Broadcast Services/Programs	16.3%
Real Estate Operations/Developments	12.2%
Holding Company (Diversified)	9.8%
Investment Management/Advisory Services	8.2%
Holding Company (Consumer, Cyclical)	7.9%
Consumer Products-Miscellaneous	5.3%
Retail-Major Department Stores	5.0%
Retail-Automobiles	3.7%
Oil-U.S. Royalty Trusts	3.7%
Casino Hotel	2.9%
REITS-Shopping Centers	2.5%
Satellite Telecom	2.4%
E-Commerce/Service	2.1%
Airport Development/Maintenance	2.1%
Commercial Banks-Central U.S.	1.4%
Oil Companies-Integrated	1.2%
Motion Pictures & Services	1.1%
Gold Mining	1.0%
REITS-Regional Malls	0.9%
Retail-Apparel/Shoes	0.6%
Investment Companies	0.6%
Central Banks	0.6%
Oil Companies-Exploration & Production	0.6%
REITS-Manufactured Homes	0.5%
Retail-Restaurants	0.4%
Building-Residential/Commercial	0.4%
REITS-Diversified	0.3%
Precious Metals	0.3%
Diversified Manufacturing	0.2%
Beverages-Wine/Spirits	0.2%
Chemicals-Specialty	0.1%
Web Portals/ISP	0.1%
Metal-Diversified	0.1%
Distribution/Wholesale	0.1%
Tobacco	0.1%
Auction House/Art Dealer	0.0%
Medical-Drugs	0.0%
Protection-Safety	0.0%
Professional Sports	0.0%
Holding Company (Financial)	0.0%
Retail-Building Products	0.0%
Retail-Convenience Stores	0.0%
Private Equity	0.0%
Total Common Stocks	94.9%

Liberty Street Horizon Fund
SUMMARY OF INVESTMENTS - Continued
As of April 30, 2013

Short-Term Investments	4.7%
Exchange-Traded Funds
Gaming & Entertainment	0.3%
Growth & Income	0.0%
Total Exchange-Traded Funds	0.3%
Closed-End Funds	0.0%
Preferred Stocks	0.0%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2013

Assets:
Investments, at value (cost $43,188,005)	$58,158,506
Receivables:
Investment securities sold	95,554
Fund shares sold	77,050
Dividends and interest	16,494
Prepaid expenses	57,063
Total assets	58,404,667

Liabilities:
Payables:
Investment securities purchased	86,801
Advisory fees	26,643
Distribution fees - Class A & Class C (Note 7)	7,521
Shareholder Servicing fees (Note 8)	1,224
Transfer agent fees and expenses	20,634
Auditing fees	15,969
Custody fees	12,456
Fund accounting fees	10,847
Administration fees	8,830
Chief Compliance Officer fees	1,306
Trustees' fees and expenses	93
Accrued other expenses	10,670
Total liabilities	202,994

Net Assets	$58,201,673

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$58,092,383
Accumulated net investment loss	(76,292)
Accumulated net realized loss on investments and foreign currency transactions	(14,784,928)
Net unrealized appreciation on:
Investments	14,970,501
Foreign currency translations	9
Net Assets	$58,201,673

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$9,719,365
Shares of beneficial interest issued and outstanding	1,112,692
Redemption price1	8.74
Maximum sales charge (4.75% of offering price)2	0.44
Maximum offering price to public	$9.18

Class C Shares:
Net assets applicable to shares outstanding	$9,107,784
Shares of beneficial interest issued and outstanding	1,054,752
Redemption price3	$8.64

Institutional Shares:
Net assets applicable to shares outstanding	$39,374,524
Shares of beneficial interest issued and outstanding	4,540,228
Redemption price	$8.67

1	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
2	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
3	A CDSC of 0.75% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $17,400)	$1,042,195
Interest	72
Total investment income	1,042,267

Expenses:
Advisory fees	546,105
Transfer agent fees and expenses	139,058
Administration fees	73,189
Fund accounting fees	68,186
Distribution fees - Class C (Note 7)	60,252
Custody fees	54,369
Registration fees	33,000
Legal fees	29,268
Distribution fees - Class A (Note 7)	18,980
Auditing fees	16,000
Shareholder reporting fees	12,970
Shareholder Servicing fees (Note 8)	12,701
Chief Compliance Officer fees	12,286
Miscellaneous	9,429
Trustees' fees and expenses	6,427
Insurance fees	1,826

Total expenses	1,094,046
Advisory fees waived	(332,182)
Net expenses	761,864
Net investment income	280,403

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	5,952,335
Foreign currency transactions	(280)
Net realized gain	5,952,055
Net change in unrealized appreciation/depreciation on:
Investments	6,615,004
Foreign currency translations	9
Net change in unrealized appreciation/depreciation	6,615,013
Net realized and unrealized gain on investments and
foreign currency	12,567,068

Net Increase in Net Assets from Operations	$12,847,471

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	April 30, 2013	April 30, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$280,403	$(44,029)
Net realized gain on investments and foreign currency transactions	5,952,055	4,837,721
Net change in unrealized appreciation/depreciation on investments and
foreign currency translations	6,615,013	(15,143,076)
Net increase (decrease) in net assets resulting from operations	12,847,471	(10,349,384)

Distributions to Shareholders:
From net investment income:
Class A	(74,517)	(89,324)
Class C	(40,199)	(39,497)
Institutional Class	(460,988)	(693,362)
Total distributions	(575,704)	(822,183)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,587,383	353,584
Class C	632,024	422,115
Institutional Class	7,106,434	8,035,588
Reinvestment of distributions:
Class A	70,605	85,116
Class C	39,315	36,446
Institutional Class	454,021	666,636
Cost of shares redeemed:
Class A1	(2,388,221)	(6,534,430)
Class C2	(1,815,694)	(5,292,057)
Institutional Class3	(23,576,760)	(36,931,470)
Net decrease in net assets from capital transactions	(17,890,893)	(39,158,472)

Total decrease in net assets	(5,619,126)	(50,330,039)

Net Assets:
Beginning of period	63,820,799	114,150,838
End of period	$58,201,673	$63,820,799

Accumulated net investment loss	$(76,292)	$(349,165)

Capital Share Transactions:
Shares sold:
Class A	191,731	52,808
Class C	83,613	63,618
Institutional Class	961,682	1,226,966
Shares reinvested:
Class A	9,698	14,525
Class C	5,453	6,273
Institutional Class	62,883	114,542
Shares redeemed:
Class A	(342,016)	(1,046,669)
Class C	(249,661)	(858,092)
Institutional Class	(3,316,205)	(5,738,438)
Net decrease from capital share transactions	(2,592,822)	(6,164,467)

1	Net of redemption fee proceeds of $85 and $232, respectively. As of August 31, 2012, the Fund no longer charged a redemption fee.
2	Net of redemption fee proceeds of $0 and $19, respectively. As of August 31, 2012, the Fund no longer charged a redemption fee.
3	Net of redemption fee proceeds of $5,310 and $3,111, respectively. As of August 31, 2012, the Fund no longer charged a redemption fee.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	April 30, 2013		April 30, 2012		April 30, 2011		April 30, 2010		April 30, 2009 †
Net asset value, beginning of period	$6.91		$7.42		$6.36		$4.80		$9.39
Income from Investment Operations:
Net investment income (loss)1	0.03		(0.01)		0.01		0.01		0.03
Net realized and unrealized gain (loss) on investments	1.87		(0.44)		1.24		1.66		(4.61)
Total from investment operations	1.90		(0.45)		1.25		1.67		(4.58)

Less Distributions:
From net investment income	(0.07)		(0.06)		(0.19)		(0.11)		(0.01)

Redemption fee proceeds	-	2	-	2	-	2	-	2	-	2

Net asset value, end of period	$8.74		$6.91		$7.42		$6.36		$4.80

Total return 3	27.77%		(5.94)%		20.05%		35.00%		(48.80)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,719		$8,658		$16,573		$24,688		$19,384

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.11%		1.83%		1.70%		1.73%		1.91%
After fees waived and expenses absorbed	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.20)%		(0.50)%		(0.10)%		0.02%		0.08%
After fees waived and expenses absorbed	0.41%		(0.17)%		0.10%		0.25%		0.49%
Portfolio turnover rate	4%		19%		33%		20%		21%

†	Audited by previous Independent Registered Public Accounting Firm.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If these sales charges were included total returns would be lower.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	April 30, 2013	April 30, 2012		April 30, 2011		April 30, 2010		April 30, 2009 †
Net asset value, beginning of period	$6.83	$7.33		$6.29		$4.75		$9.33
Income from Investment Operations:
Net investment income (loss)1	(0.01)	(0.04)		(0.03)		(0.01)		-
Net realized and unrealized gain (loss) on investments	1.86	(0.44)		1.23		1.64		(4.58)
Total from investment operations	1.85	(0.48)		1.20		1.63		(4.58)

Less Distributions:
From net investment income	(0.04)	(0.02)		(0.16)		(0.09)		-

Redemption fee proceeds	-	-	2	-	2	-	2	-

Net asset value, end of period	$8.64	$6.83		$7.33		$6.29		$4.75

Total return3	27.16%	(6.44)%		19.40%		34.44%		(49.09)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,108	$8,300		$14,692		$15,219		$10,064

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.61%	2.33%		2.20%		2.23%		2.50%
After fees waived and expenses absorbed	2.00%	2.00%		2.00%		2.00%		2.00%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.70)%	(1.00)%		(0.60)%		0.02%		(0.47)%
After fees waived and expenses absorbed	(0.09)%	(0.67)%		(0.40)%		(0.25)%		(0.03)%
Portfolio turnover rate	4%	19%		33%		20%		21%

†	Audited by previous Independent Registered Public Accounting Firm.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 0.75% on purchases that are redeemed in whole or in part within 12 months of purchase. If the sales charge was included total returns would be lower.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	April 30, 2013		April 30, 2012		April 30, 2011		April 30, 2010		April 30, 2009 †
Net asset value, beginning of period	$6.86		$7.38		$6.32		$4.77		$9.37
Income from Investment Operations:
Net investment income1	0.05		0.01		0.02		0.03		0.04
Net realized and unrealized gain (loss) on investments	1.85		(0.45)		1.25		1.65		(4.62)
Total from investment operations	1.90		(0.44)		1.27		1.68		(4.58)

Less Distributions:
From net investment income	(0.09)		(0.08)		(0.21)		(0.13)		(0.03)

Redemption fee proceeds	-	2	-	2	-	2	-	2	0.01

Net asset value, end of period	$8.67		$6.86		$7.38		$6.32		$4.77

Total return	28.03%		(5.74)%		20.51%		35.33%		(48.81)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,375		$46,863		$82,886		$86,012		$60,434

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.86%		1.58%		1.45%		1.48%		1.68%
After fees waived and expenses absorbed	1.25%		1.25%		1.25%		1.25%		1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.05%		(0.25)%		0.15%		0.27%		0.25%
After fees waived and expenses absorbed	0.66%		0.08%		0.35%		0.50%		0.68%
Portfolio turnover rate	4%		19%		33%		20%		21%

†	Audited by previous Independent Registered Public Accounting Firm.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2013

Note 1 – Organization
The Liberty Street Horizon Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term growth of capital.  The Fund currently offers three classes of shares: Class A, Class C, and Institutional Class.  Class A commenced operations on May 4, 2007. Class C commenced operations on May 24, 2007.  Institutional Class commenced operations on July 11, 2007.

The Fund is the accounting and performance successor to the Liberty Street Horizon Fund, a series of Forum Funds (the “Predecessor Fund”).  On October 12, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A, C, and Institutional shares of the Fund.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost.  The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days.  Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not effect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.  At April 30, 2013, the Fund did not have any forward contracts outstanding.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken or expected to be taken in all open tax years.  This period of time is considered to be the prior three tax years, when applicable, and the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended April 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(g) Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for the securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund's behalf and is invested in short-term securities. Loans are subject to termination at the option of the borrower of the security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2013, there were no securities loaned by the Fund and there was no collateral due to broker by the Fund.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor engages Horizon Asset Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) in order to limit total annual operating expenses to 1.50%, 2.00% and 1.25% of the Fund's average daily net assets for Class A, Class C, and Institutional Class, respectively until August 31, 2013.

For the year ended April 30, 2013, the Advisor waived its advisory fees totaling $332,182.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than April 30, of the years stated below:

2014	$220,158
2015	272,244
2016	332,182
$824,584

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended April 30, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At April 30, 2013, gross unrealized appreciation and depreciation of investments and foreign currency translations, based on cost for federal income tax purposes were as follows:

Cost of investments	$43,620,496

Gross unrealized appreciation	$17,261,770
Gross unrealized depreciation	(2,723,751)

Net unrealized appreciation on investments and foreign currency translations	$14,538,019

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (1,513)	$ 568,174	$ (566,661)

As of April 30, 2013 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(14,428,729)
Unrealized appreciation on investments and foreign currency translations	14,538,019
Total accumulated earnings (deficit)	$109,290

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 were as follows:

Distribution paid from:	April 30, 2013	April 30, 2012
Ordinary income	$575,704	$822,183
Long-term capital gains	-	-
Total distributions	$575,704	$822,183

As of April 30, 2013, the Fund had a short-term capital loss carryover of $13,831,568 of which $238,926 expires in 2017, $3,642,105 expires in 2018, and $9,950,537 expires in 2019.

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended April 30, 2013, the Fund utilized $2,189,996 of its capital loss carryovers.

The Fund has $492,761 in qualified late-year losses, which are deferred until fiscal year 2014 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  As of April 30, 2013, the Fund had $104,400 of post-October capital losses which are deferred until May 1, 2013 for tax purposes.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the period May 1, 2012 through August 31, 2012 the Fund received $5,395 in redemption fees. As of August 31, 2012, the Fund no longer charged a redemption fee.

Note 6 – Investment Transactions
For the year ended April 30, 2013, purchases and sales of investments, excluding short-term investments, were $2,204,374 and $23,246,760, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Class A and Class C, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 0.75%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC, markets the Fund shares to financial intermediaries pursuant to a selling dealer agreement.  In addition, HRC Fund Associates, LLC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s distributor. For the year ended April 30, 2013, HRC Fund Associates, LLC did not receive any distribution fees or sales commissions.

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

For the year ended April 30, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2013, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Closed-End Funds	$3,181	$-	$-	$3,181
Common Stocks*	55,220,759	-	-	55,220,759
Exchange-Traded Funds	175,762	-	-	175,762
Preferred Stocks	3,167	-	-	3,167
Short-Term Investments	2,755,637	-	-	2,755,637
Total Investments	$58,158,506	$-	$-	$58,158,506

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Liberty Street Horizon Fund

We have audited the accompanying statement of assets and liabilities of the Liberty Street Horizon Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.   The financial highlights for the year ended April 30, 2009 have been audited by other auditors, whose report dated June 25, 2009 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty Street Horizon Fund as of April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June  28, 2013

Liberty Street Horizon Fund
SUPPLEMENTAL INFORMATION

Tax Information

For the year ended April 30, 2013, 100.00% of the dividends paid from net investment income, including short-term capital gains from the Fund, is designated as qualified dividend income.

For the year ended April 30, 2013, 100.00% of the dividends paid from net investment income, including short-term capital gains from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired as of 2013. Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	63	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	63	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Board Member Emeritus-NICSA.	63	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	63	None

Liberty Street Horizon Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	63	None
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Liberty Street Horizon Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 11/1/12 to 4/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/12	4/30/13	11/1/12 – 4/30/13
Class A	Actual Performance	$ 1,000.00	$ 1,209.50	$ 8.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.36	7.50
Class C	Actual Performance	1,000.00	1,206.30	10.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.89	9.98
Institutional Class	Actual Performance	1,000.00	1,209.80	6.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.25
*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.00% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Liberty Street Horizon Fund
a series of the Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Sub-Advisor
Horizon Asset Management LLC
470 Park Avenue South, 4th Floor South
New York, New York 10016

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Liberty Street Horizon Fund Class A	LSHAX	461 418 840
Liberty Street Horizon Fund Class C	LSHCX	461 418 832
Liberty Street Horizon Fund Institutional Class	LSHUX	461 418 824

Privacy Principles of the Liberty Street Horizon Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Liberty Street Horizon Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, on the Fund’s website at http://www.libertystreetfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, on the Fund’s website at http://www.libertystreetfunds.com or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Liberty Street Horizon Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-800-207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-207-7108.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2013	FYE 4/30/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2013	FYE 4/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 4/30/2013	FYE 4/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	7/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	7/9/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/9/13